SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 25, 2001

                      SHOPKO STORES, INC.
     (Exact name of registrant as specified in its charter)



          Wisconsin                    1-10876                   41-0985054
(State or other jurisdiction   (Commission file number)         (IRS Employer
      of incorporation)                                   Identification No.)


                        700 Pilgrim Way
                   Green Bay, Wisconsin 54304
            (Address of principal executive offices)



Registrant's telephone number, including area code: (920) 429-2211

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Item 5.  Other Events.

     On January 25, 2001, ShopKo Stores, Inc. ("ShopKo") issued a press release announcing that it had received a commitment from Fleet Retail Finance Inc. to provide a new, three-year $600 million senior secured revolving credit facility. The January 25, 2001 Press Release is attached hereto as an exhibit and is incorporated herein by reference, except for references to ShopKo's web site and the information contained therein.

     On January 31, 2001, ShopKo issued a press release announcing strategic initiatives to enhance its financial performance. The January 31, 2001 Press Release is attached hereto as an exhibit and is incorporated herein by reference, except for references to ShopKo's web site and the information contained therein.

     Item 7.  Exhibits.

Exhibit No.         Description

  99.1              Press Release dated January 25, 2001.

  99.2              Press Release dated January 31, 2001.

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                           SIGNATURE


     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SHOPKO STORES, INC.


Date:  February 8, 2001            /s/ Peter G. Vandenhouten
                                   ------------------------------------
                                   Peter G. Vandenhouten
                                   Corporate Counsel

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                     EXHIBIT INDEX

Exhibit No.         Description

  99.1              Press Release dated January 25, 2001.

  99.2              Press Release dated January 31, 2001.